UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2020

FLOWSERVE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

New York	1-13179	31-0267900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 N. O’Connor Blvd., Suite 2300, Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(972) 443-6500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.25 Par Value	FLS	New York Stock Exchange
1.25% Senior Notes due 2022	FLS22A	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On September 14, 2020, Flowserve Corporation., a New York corporation (the “Company”), announced in a press release the commencement of a tender offer to purchase for cash any and all of its 1.250% Senior Notes due 2022 (the “Offer”). A copy of the Company’s press release announcing the Offer is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description

99.1	Press release, dated September 14, 2020, issued by Flowserve Corporation announcing the Offer.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Forward-Looking Statements

All statements in this Current Report on Form 8-K are made as of September 14, 2020. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise these statements, whether as a result of new information, future events or otherwise. This Current Report on Form 8-K includes forward-looking statements within the meaning of federal securities laws, including statements related to the expected timing, final terms and completion of the Offer and similar statements concerning anticipated future events and expectations that historical facts. These statements are not guarantees of future performance and are subject to numerous evolving risks and uncertainties that the Company may not be able to accurately predict or assess, including those risk factors that the Company identifies in its Securities and Exchange Commission filings, including the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2020. Risks that could affect forward-looking statements in this Current Report on Form 8-K include, without limitation, that the Offer is subject to market conditions and a number of other conditions and approvals, and the final terms of the Offer may vary substantially as a result of market and other conditions. There can be no assurance that the Offer will be completed as described herein or at all. Any of these factors could cause actual results to differ materially from the expectations expressed or implies in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flowserve Corporation

Date: September 14, 2020	By:	/s/ Amy B. Schwetz
Amy B. Schwetz Senior Vice President, Chief Financial Officer